Ex. -23.1
Auditors Consent

                                                                   EXHIBIT 23(1)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Amendment No. 1) of our report dated March 13, 1996 included in the Innovative Gaming Corporation of America's Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this Registration Statement.


                                                     ARTHUR ANDERSEN LLP



Las Vegas, Nevada
August 26, 1996